Acquisition of Cronus Container Carrier S.A. (M/V Hyundai Platinum) - Pro Forma Financial Information (Table) (Details) - Cronus Container Carrier S.A. $ / shares in Units, $ in Thousands	12 Months Ended
Dec. 31, 2013 USD ($) $ / shares
Business Acquisition [Line Items]
Total revenues	$ 173,699
Partnership's net income	100,031
Preferred unit holders' interest in Partnership's net income	18,805
General Partner's interest in Partnership's net income	1,609
Common unit holders interest in Partnership's net income	$ 79,617
Net income per common unit basic | $ / shares	$ 1.04
Net income per common unit diluted | $ / shares	$ 1.01